EX-99.2

FINANCIAL STATEMENTS



                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Teva Sport Sandals, Inc.:

We have audited the accompanying statements of assets acquired and liabilities assumed of Teva Sport Sandals, Inc. as of November 25, 2002 and December 31, 2001, and the related statements of earnings and cash flows for the period from January 1 to November 25, 2002 and the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teva Sport Sandals, Inc. as of November 25, 2002 and December 31, 2001 and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.


                                        KPMG LLP

January 10, 2003
Los Angeles, California

                            TEVA SPORT SANDALS, INC.

              Statements of Assets Acquired and Liabilities Assumed

                     November 25, 2002 and December 31, 2001


                           ASSETS                            2002           2001
                                                             ----           ----
Current assets:
  Accounts receivable                                      $  5,633         18,172
  Inventories, net (note 3)                                 391,026        229,947
  Prepaid expenses and other current assets                  32,224        169,454
                                                           --------       --------
      Total current assets                                  428,883        417,573

  Property and equipment, net (note 2)                       87,938        128,567
                                                           --------       --------
                                                           $516,821        546,140
                                                           ========       ========

            LIABILITIES AND NET ASSETS ACQUIRED
Current liabilities:
  Due to Deckers                                           $ 50,000             --
  Sales returns allowance                                    72,000         84,000
                                                           --------       --------
      Total current liabilities                             122,000         84,000
                                                           --------       --------

Commitments and contingencies (note 4)

Net assets acquired                                        $394,821        462,140
                                                           ========       ========

See accompanying notes to financial statements.

                            TEVA SPORT SANDALS, INC.

                             Statements of Earnings

                 Period from January 1 to November 25, 2002 and
                      for the year ended December 31, 2001

                                                       2002            2001
                                                    ----------      ----------
Revenues:
  Management fee (note 3)                          $ 1,530,451       1,318,898
  Net product sales                                  4,018,314       3,706,176
                                                    ----------      ----------
      Net revenues                                   5,548,765       5,025,074

Cost of goods sold from product sales (note 3)       2,086,536       1,915,594
                                                    ----------      ----------

          Gross profit                               3,462,229       3,109,480

Operating expenses                                   2,588,597       2,263,269
                                                    ----------      ----------
          Earnings from operations                     873,632         846,211
Interest income                                         53,213          34,300
                                                    ----------      ----------
          Net earnings                                 926,845         880,511
                                                    ==========      ==========

See accompanying notes to financial statements.

                            TEVA SPORT SANDALS, INC.

                            Statements of Cash Flows

                 Period from January 1 to November 25, 2002 and
                      for the year ended December 31, 2001

                                                                       2002           2001
                                                                    ---------       ---------
Cash flows from operating activities:
  Net earnings                                                      $ 926,845         880,511
  Adjustments to reconcile net earnings to net cash provided by operating activities:
      Depreciation and amortization of property and equipment          79,208          84,608
      Changes in assets and liabilities:
        Trade accounts receivable                                      12,539         (29,757)
        Inventories                                                  (161,079)         14,985
        Prepaid expenses and other current assets                     137,230         (83,302)
        Sales returns allowance                                       (12,000)         35,000
                                                                    ---------       ---------
          Net cash provided by operating activities                   982,743         902,045

Cash flows used in investing activities - purchase of property
  and equipment                                                       (38,579)        (46,768)

Cash flows from financing activities:
  Due to Deckers                                                       50,000              --
  Distributions to shareholder                                       (994,164)       (855,277)
                                                                    ---------       ---------
          Net cash used in financing activities                      (944,164)       (855,277)
                                                                    ---------       ---------
          Net change in cash and balance at end of year             $      --              --
                                                                    =========       =========

See accompanying notes to financial statements.

                            TEVA SPORT SANDALS, INC.
                         Notes to Financial Statements
                    November 25, 2002 and December 31, 2001

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A)   BASIS OF PRESENTATION

            Teva Sport Sandals, Inc. (the Company) sells footwear and apparel through a catalog and an on-line website. On November 25, 2002, Deckers Outdoor Corporation (Deckers) acquired the worldwide Teva patents, trademarks and other assets from Mark Thatcher and certain assets and liabilities of Teva Sport Sandals, Inc.(the Acquisition).

            The assets and liabilities presented include only those acquired by Deckers. No adjustments have been made to the accompanying financial statements related to any step-up in basis or other impact resulting from the Acquisition.

      (B)   REVENUE RECOGNITION

            Revenue from product sales is recorded when risk of loss and title passes to the buyer. Allowances for sales returns are provided when the related revenue is recorded. Billings for freight are included in revenue and costs of outgoing freight are included in cost of sales.

      (C)   INVENTORIES

            All inventories represent footwear and apparel purchased for resale. Substantially all of the purchases of the Company's inventory were made from Deckers at market prices. Inventories are stated at the lower of cost or market. Cost is determined under the first-in, first-out (FIFO) method.

      (D)   PROPERTY AND EQUIPMENT

            Property and equipment are carried at cost. Maintenance and repairs are charged to expense as incurred. Depreciation and amortization of property and equipment is computed on the straight-line method based upon the estimated useful lives of the assets, which range from three to seven years.

      (E)   LONG-LIVED ASSETS

            The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. As part of an ongoing review of the valuation and amortization of long-lived assets, management assesses the carrying value of the Company's long-lived assets if facts and circumstances suggest that it may be impaired. If this review indicates that certain long-lived assets will not be recoverable, as determined by undiscounted operating cash flow analysis over the remaining useful life of the asset, the carrying value of the Company's long-lived assets would be reduced to its estimated market value.

      (F)   INCOME TAXES

            The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

            The Company is treated as an S Corporation for both federal and state income tax purposes. The S Corporation provisions of the Internal Revenue Code require that federal corporate earnings flow through and be taxed solely at the stockholder level.

                            TEVA SPORT SANDALS, INC.
                         Notes to Financial Statements
                    November 25, 2002 and December 31, 2001

      (G)   COMPREHENSIVE INCOME

            The Company reports comprehensive income under Financial Accounting Standards Board Statement No 130 (SFAS No 130), Reporting Comprehensive Income. The Company does not have any components of comprehensive income other than its net earnings, and accordingly, the Company's comprehensive income is equal to net earnings.

      (H)   BUSINESS CONCENTRATIONS

            The Company sells three lines of product: Teva, Ugg and Simple, but does not design any of them. The Company's business is subject to the market acceptance of these lines.

      (I)   ADVERTISING, MARKETING, AND PROMOTION COSTS

            Advertising production costs are expensed the first time the advertisement is run. All other costs of advertising, marketing and promotion are expensed as incurred. These expenses charged to operations for the periods ended November 25, 2002 and December 31, 2001 were $622,758 and $66,050, respectively.

      (J)   FAIR VALUE OF FINANCIAL INSTRUMENTS

            The fair values of all of the Company's financial assets and liabilities acquired approximate the carrying values due to the relatively short maturities of these instruments.

      (K)   USE OF ESTIMATES

            Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date and revenues and expenses during the reporting period to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

      (L)   NEW ACCOUNTING PRONOUNCEMENTS

            Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets," which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. While SFAS 144 supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," it retains many of the fundamental provisions of that statement. The adoption of this standard did not have a material impact on the Company's financial position or results from operations.

                            TEVA SPORT SANDALS, INC.
                         Notes to Financial Statements
                    November 25, 2002 and December 31, 2001

            In November 2001, the Emerging Issues Task Force ("EITF") issued EITF 01-9, "Accounting for Consideration Given by a Vendor to a Customer," which became effective for the first quarter beginning after December 31, 2001. EITF 01-9 requires certain consideration given by and to vendors or a customer be presented as a reduction of revenue rather than as a cost or an expense. The adoption of EITF 01-9 did not have a material impact on the Company's financial position or results from operations.

            On July 30, 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 146 ("SFAS 146"), "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." It requires that a liability be recognized for those costs only when the liability is incurred, that is, when it meets the definition of a liability in the FASB's conceptual framework. SFAS No. 146 also establishes fair value as the objective for initial measurement of liabilities related to exit or disposal activities. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect that the adoption of SFAS 146 will have a material impact on its financial position or results from operations.

            In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees it has issued. It also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the adoption of FIN 45 will have a material impact on its financial position or results from operations.

(2)   PROPERTY AND EQUIPMENT

       Property and equipment consist of the following:

                                                      2002          2001
                                                      ----          ----
Machinery and equipment                             $365,516       326,937
Furniture and fixtures                                28,907        28,907
                                                    --------       -------
                                                     394,424       355,844
Less accumulated depreciation and amortization       306,485       227,277
                                                    --------       -------
                                                    $ 87,938       128,567
                                                    ========       =======

                            TEVA SPORT SANDALS, INC.
                         Notes to Financial Statements
                    November 25, 2002 and December 31, 2001

(3)   RELATED PARTY TRANSACTIONS

      The Company provides services to its sole shareholder under a management agreement, including the management of his patent rights, copyrights and other intellectual property related to the Teva trademark. The Company is reimbursed for the costs of these services plus 5 percent. Management fees totaled $1,530,451 and $1,318,898 for the periods ended November 25, 2002 and December 31, 2001, respectively, and are recorded as revenue in the accompanying statement of earnings.

      Deckers loaned $50,000 to the Company immediately prior to the Acquisition. Such amount is unsecured and payable on demand.

      Substantially all of the purchases of the Company's inventory were made from Deckers at market prices.

(4)   COMMITMENTS AND CONTINGENCIES

      (A)   LEASES

            The Company leases warehouse space under operating leases expiring through October 2005, which require monthly minimum rentals of $2,418. Rent expense paid under these leases in 2002 and 2001 were $19,175 and $24,194, respectively. Minimum rental commitments under operating leases are summarized as follows:

Year ending December 31:
  2003                     $29,016
  2004                      29,016
  2005                      24,180
                           -------
    Total                  $82,212
                           =======

      (B)   LEGAL PROCEEDINGS

            The Company is party to routine claims and suits brought against it in the ordinary course of business. In the opinion of management, the outcome of such routine claims will not have a material adverse effect on the Company's financial condition, results of operations or liquidity.